UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

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LEGEND INTERNATIONAL HOLDINGS, INC
(Exact name of registrant as specified in its charter)
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Delaware	000-32551	23-3067904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
(Address of Principal Executive Offices)(Zip Code)

61-3-8532-2866
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:     Other Events

On April 16, 2008, the Company issued the attached press release in relation to a phosphate project scoping study prepared by British Sulphur Consultants (CRU International) on its phosphate projects in Queensland, Australia.

Item 9.01:     Financial Statements and Exhibits

99.1:     Press Release dated April 16, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND INTERNATIONAL HOLDINGS, INC.
(Company)

		By:	/s/ Peter Lee
Peter Lee
Secretary
Dated:	April 18, 2008

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INDEX TO EXHIBITS

99.1:                Press Release dated April 16, 2008